REVELATION
BIOSCIENCES

Rebalancing inflammation to optimize health

NASDAQ: REVB

www.revbiosciences.com

Forward-Looking Statements

This presentation contains forward-looking statements as defined in the Private Securities Litigation Reform Act of 1995, as amended. Forward-looking statements are statements that are not historical facts. These forward-looking statements are generally identified by the words "anticipate", "believe", "expect", "estimate", "plan", "outlook", and "project" and other similar expressions. We caution investors that forward-looking statements are based on management's expectations and are only predictions or statements of current expectations and involve known and unknown risks, uncertainties and other factors that may cause actual results to be materially different from those anticipated by the forward-looking statements. Revelation cautions investors not to place undue reliance on any such forward-looking statements, which speak only as of the date they were made.

The following factors, among others, could cause actual results to differ materially from those described in these forward-looking statements: the ability of Revelation to meet its financial and strategic goals, due to, among other things, competition; the ability of Revelation to grow and manage growth profitability and retain its key employees; the possibility that the Revelation may be adversely affected by other economic, business, and/or competitive factors; risks relating to the successful development of Revelation's product candidates; the risk that our preclinical studies will not demonstrate sufficient positive data to support commencement of clinical trials; the risk that we may not fully enroll our clinical studies or enrollment will take longer than expected; risks relating to the occurrence of adverse safety events and/or unexpected concerns that may arise from data or analysis from our clinical studies; changes in applicable laws or regulations; expected initiation of the clinical studies, the timing of clinical data; the outcome of the clinical data, including whether the results of such study is positive or whether it can be replicated; the outcome of data collected, including whether the results of such data and/or correlation can be replicated; the timing, costs, conduct and outcome of our other clinical studies; the anticipated treatment of future clinical data by the FDA, the EMA or other regulatory authorities, including whether such data will be sufficient for approval; the success of future development activities for Gemini or any other product candidates; potential indications for which product candidates may be developed; the ability of Revelation to maintain the listing of its securities on NASDAQ; the expected duration over which Revelation's balances will fund its operations; the ability of Revelation to obtain further financing and other risks and uncertainties described herein, as well as those risks and uncertainties discussed from time to time in other reports and other public filings with the SEC by Revelation.

Gemini™ Platform

The Gemini[1] platform is based on the API PHAD®



Program	Therapeutic Indication	Discovery	Phase 1	Phase 2	Phase 3
GEM-AKI	Acute Kidney Injury				
GEM-CKD	Chronic Kidney Disease				
GEM-PSI	Post Surgical Infection				
GEM-PBI	Post Burn Infection				
Portfolio	Multiple[2]				

[1] Gemini is our proprietary formulation platform intended to optimize PHAD's route of administration appropriate for a specific condition

[2] Initially focused on acute indications to leverage existing IND and acute clinical data

Gemini Has Large Market Potential

MARKET

$19+ Billion

POTENTIAL

AKI	$6 Billion

5M total patients

CKD	$9.25 Billion

37M total patients

PSI	$3.125 Billion

6.25M total patients

PBI	$0.75 Billion

30k total patients

How Gemini Works


Preconditioned
Reduced inflammation
Recovery
Gemini
No Gemini
STRESS
(e.g. surgery, drug toxicity, infection)
Normal State
Significant inflammation
No Recovery
to
Longer Recovery

Immune Stimulation in Healthy Humans Agree with Cytokines in Healthy Animals

Cytokine Upregulation in Humans (Phase 1 study data in healthy volunteers)


IL1-RA
140000
120000
100000
80000
60000
40000
20000
0
IL-10
80
70
60
50
40
30
20
10
0
NGAL
12
11
10
9
8
7
6
5
4
3
2
1
Neutrophil
12
11
10
9
8
7
6
5
4
3
2
1
Placebo Low Dose Mid dose High dose

Cytokine Upregulation in Healthy Animals


IL1-RA
2000
1800
1600
1400
1200
1000
800
600
400
200
0
IL-10
250
200
150
100
50
0
NGAL
9000000
8000000
7000000
6000000
5000000
4000000
3000000
2000000
1000000
0
Neutrophil
7
6
5
4
3
2
1
0
Placebo Gemini

REVELATION BIOSCIENCES

PRIME Phase 1b Clinical Study in CKD Patients Ongoing

PRIME – PRotective IMmunostimulatory Evaluation

A Phase 1b, Randomized, Placebo Controlled, Single Blind, Single-Ascending Dose in Stage 3 and Stage 4 CKD Patients



Design
- Single dose, dose escalation
- 5 cohorts, 8 subjects per cohort 1:4 placebo vs drug (up to 40 patients)
- Follow for 7 days

Readouts
- Safety, tolerability, PK, and activity biomarkers
- Measurement of pro and anti-inflammatory cytokines
- Demonstration of attenuated immune cell response to Proinflammatory TLR4 agonists HMGB-1[1] and LPS [2]

Status
- Enrollment/dosing ongoing
- Topline data midyear 2025

[1]HMGB-1: High mobility box protein-1 is an endogenous damage associated molecular pattern (DAMP) that is generated during tissue injury (e.g. during surgery) which drives the inflammatory response
[2]LPS: Lipopolysaccharide is an exogenous pathogen associated molecular pattern (PAMP) that is generated from a bacterial infection and drives the inflammatory response associated with infection (e.g. fever)

REVELATION BIOSCIENCES

Thank You!

For more information, please visit
www.revbiosciences.com